UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 24, 2005

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01 Other Events.

On January 24, 2005, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. DELAYS ITS 2004 EARNINGS RELEASE FOR OVER-AMORTIZATION OF NET PREMIUMS ON BANK SECURITIES

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE - HE) today announced that it is postponing its year-end and fourth quarter earnings release and conference call.

On Wednesday, January 19, 2005, HEI’s bank subsidiary, American Savings Bank, became aware that the methodology it was using to amortize premiums and discounts on its mortgage-backed securities portfolio was not in strict conformance with Statement of Financial Accounting Standards (SFAS) No. 91. In applying the interest method prescribed by SFAS No. 91, the bank calculated the effective yield on a prospective basis and will now calculate the effective yield both prospectively and retrospectively from the date of purchase. The Company currently believes that the range of after-tax net premium over-amortization (i.e. understatement of net income) is between $2 million to $4 million. However, the exact amount and timing of the adjustment has not yet been determined.

“We have our arms around the issue and are working on the detailed calculations. I’m confident that the matter will be resolved over the next two weeks,” said Robert F. Clarke, HEI chairman, president and chief executive officer. “We will now report fourth quarter and year-end earnings on February 7, 2005, and management will be available to discuss this matter more fully and answer questions about earnings via a teleconference call and webcast on February 8, 2005,” added Clarke.

HEI and its subsidiaries are a critical part of Hawaii’s economy. HEI supplies power to over 400,000 customers or 93% of the Hawaii electric public utility market through its electric utilities, Hawaiian Electric Company, Hawaii Electric Light Company and Maui Electric Company, and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, the state’s third largest financial institution based on asset size.

Forward-Looking Statements

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements and Risk Factors” discussion (which is incorporated by reference herein) set forth in HEI’s Form 8-K dated December 31, 2004, and filed on January 6, 2005, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ Eric K. Yeaman	/s/ Tayne S. Y. Sekimura
Eric K. Yeaman	Tayne S. Y. Sekimura
Financial Vice President, Treasurer and Chief Financial Officer	Financial Vice President (Principal Financial Officer of HECO)
(Principal Financial Officer of HEI)	Date: January 24, 2005
Date: January 24, 2005

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